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                                                                      EXHIBIT 23

                          INDEPENDENT AUDITORS' CONSENT




         We consent to the incorporation by reference in this Amendment No. 2 of Registration Statement No. 333-17043 of Simula, Inc. on Form S-3 of our report dated March 20, 1997, appearing in the Form 10-K of Simula, Inc. for the year ended December 31, 1996, and to the reference to us under the heading "Experts" in the Prospectus which is part of this Registration Statement.






DELOITTE & TOUCHE LLP
Phoenix, Arizona
March 27, 1997